THE COMPANY STOCK SUBJECT TO TRANSFER AND/OR TO BE TRANSFERRED AS STATED IN AND/OR PER THIS AGREEMENT HAS NOT BEEN REGISTERED UNDER ANY APPLICABLE STATE OR FEDERAL REGULATION. NO SALE, OFFER TO SELL OR TRANSFER OF THE SHARES REPRESENTED
  BY THIS CERTIFICATE SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1933 AS AMENDED, AND COMPLIANCE WITH ANY APPLICABLE STATE LAW WITH RESPECT TO THE EXISTENCE AND TRANSFERABILITY OF SUCH SHARES IS THEN IN EFFECT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS THEN IN
                        FACT APPLICABLE TO SUCH SHARES.

                             SECURED PROMISSORY NOTE

$350,000                                                            New York, NY
                                                                    April , 2008

     FOR VALUE RECEIVED, GRC GROUP INC., a FLORIDA corporation ("Maker") whose address is 15804 NW 57th Ave., Miami, Florida promises to pay $350,000, in equal monthly installments of principal and interest over a five (5) year term (the "Term") beginning the first month following the closing on the stock purchase by Maker of the securities (hereinafter referred to as the "Company Stock") of Gran Reserve Corporation, a Florida corporation (the "Company") as owned by Payee, such agreement to purchase (the "Stock Purchase Agreement") being entered between all such parties contemporaneous herewith and for which transaction the dollar amount of this Note represents part payment of the purchase price. Payment shall be made on this Note to the order of SYNERGY BRANDS INC., a Delaware corporation ("Payee"), at 223 Underhill Blvd., Syosset, NY 11791, or at such other place as may be designated by Payee in writing. The principal sum of $350,000 shall be paid together with interest on the unpaid principal balance thereof at the rate of five percentum (5%) per annum. Both principal and interest are payable in lawful money of the United States. Repayment on this Note shall be secured by a first lien on all assets of Maker including those as made part of the Business Assets included with the change of corporate control related thereto represented by the transfer of the aforementioned Company Stock as well as a pledge of and lien on the Company Stock being transferred, which until this debt is paid in full, shall be held in escrow by and/or for Payee, which lien interest of Payee shall be evidenced by a UCC-1 Financing Statement to be executed by Maker in the form acceptable to Payee. The terms of this Note shall become additional terms of the aforesaid Stock Purchase Agreement and be dependent upon compliance therewith, such that default under one of such agreements shall constitute default under the other.

     Unless expressly indicated to the contrary herein, all payments received on account of this Note shall be applied first to accrued interest, then to charges and fees payable hereunder and then to the unpaid principal balance hereof. Any monthly payment due which is not paid by the fifth (5th) day of the month when due shall result in assessment to Maker of a 10% penalty on such payment which is to be added to and paid with the next following monthly payment.

     The occurrence of any of the following shall constitute an "Event of Default" hereunder"

     (a) If Maker fails to pay any installment of principal or interest when due.

     (b) If Maker becomes insolvent, or generally fails to pay its debts as such debtors become due, or make an assignment for the benefit of creditors, or requests or has instituted against it any liquidation, reorganization, rearrangement or other proceeding under any bankruptcy law or other law for the relief of debtors.

     (c) If Maker seeks, consents to, permits, or acquiesces in, or fails to cause to be vacated or stayed within sixty (60) days (or vacated within sixty
(60) days of such stay), the voluntary or involuntary appointment of a receiver, trustee or liquidator for itself or for all of any substantial part of its property.

     (d) If Maker dissolves or terminates its existence.

     (e) Default under the terms of the aforementioned Stock Purchase Agreement.

     (f) Maker shall breach any term, provision, warranty, or representative under the Note.

     This Note may be prepaid in whole or in part at any time, at the option of Maker, without penalty or charge of any kind, any such prepayment with respect to this Note to be applied first to the payment of interest and the balance thereof to the payment of principal, whereby this Note shall be reduced as to principal owed without interruption but not have the amount of any monthly payment reduced; rather resulting lessening of principal amount shall shorten the Term of the Note.

     Notwithstanding anything to the contrary contained in this Note, no interest shall accrue hereunder that is in excess of the maximum amount permitted under the applicable law relating to usury. Any interest that is in excess of the maximum amount permitted under the applicable law relating to usury shall be applied to reduce the outstanding principal balance hereof and shall be deemed to represent a prepayment of principal hereunder.

     The acceptance by any holder of this Note of any payment that is less than the total of all amounts due and payable at the time of such payment shall not constitute a waiver of such holder's rights or remedies at the time or at any subsequent time, without the express written consent of such holder, except as and to the extent otherwise provided by law.

     If this Note of any part of the indebtedness represented hereby shall not be paid as aforesaid, then the holder may place this Note of any part of the indebtedness represented hereby in the hands of an attorney for collection, and Maker agrees to pay, in addition to all other amounts due hereunder, all costs of collection, including, without limitation, attorney's fees, whether or not suit be brought.

     This Note may be waived, changed, modified or discharged only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     If any provision of this Note, or the application thereof to any circumstances, is found to be unenforceable, invalid or illegal, such provision shall be deemed deleted from this Note as not applicable to such circumstance, as the case may be, and the remainder of this Note shall not be affected or impaired thereby.

     Upon receipt of evidence, reasonably satisfactory to the Maker, of the loss, theft, destruction or mutilation of the Note, and upon receipt of indemnity reasonably satisfactory to the Maker, the Maker will, at the expense of the Payee or other holder, execute and deliver, in lieu thereof, a new note of like tenor and amount.

     No delay, failure or omission by the Payee or any subsequent holder in respect of the exercise of any right or remedy granted to the Payee or other holder or allowed to the payee or other holder by law, herein, or otherwise, shall constitute a waiver of the right to exercise the right or remedy at that or nay future time or in the same of other circumstances.

     Notices and demands hereunder on the Maker may be given in writing at the address set forth below.

     This Note shall bind the Maker and its successors, assigns, heirs and legal representatives.

     This Note is delivered in and shall be construed under the laws of the State of New York, and in any litigation in connection with the enforcement of this Note or any security given to secure payment hereunder, the undersigned hereby consent to and confer personal jurisdiction on the Courts of the State of New York and of the Federal Government, expressly waive any objections to venue in any of such courts, and agree that service of process may be made on the undersigned by mailing a copy of the summons to their address as stated at the outset of this Note, certified mail, return receipt requested.


WITNESS:                                                  GRC GROUP INC. (MAKER)



_______________________                                   by____________________
                                                                         (Maker)